Exhibit 99.1

Teradyne Reports Record Fourth Quarter Orders, Fiscal Year 2016 Results,

and Increase in Quarterly Dividend

•	Q4’16 Orders up 66% from Q3’16, driven by strong mobility test demand

•	Full year 2016 sales up 7%

•	Universal Robots 2016 sales up 62% from calendar 2015 sales

•	Quarterly dividend increased 17% to $0.07 beginning Q1’17

	Q4’16	Q4’15	Q3’16	FY 2016	FY 2015
Orders (mil)	$628	$522	$378	$1,867	$1,856
Revenue (mil)	$380	$318	$410	$1,753	$1,640
GAAP EPS	$0.33	$(0.00)	$0.31	$(0.21)	$0.97
Non-GAAP EPS	$0.32	$0.13	$0.33	$1.51	$1.27

NORTH READING, Mass. – January 25, 2017 – Teradyne, Inc. (NYSE: TER) reported revenue of $380 million for the fourth quarter of 2016 of which $271 million was in Semiconductor Test, $50 million in System Test, $34 million in Industrial Automation, and $26 million in Wireless Test. GAAP net income for the fourth quarter was $66.3 million or $0.33 per share. On a non-GAAP basis, Teradyne’s net income in the fourth quarter was $64.6 million, or $0.32 per diluted share, which excluded acquired intangible asset amortization, pension actuarial gains, restructuring and other charges, non-cash convertible debt interest, discrete income tax adjustments, and included the related tax impact on non-GAAP adjustments.

Orders in the fourth quarter of 2016 were $628 million of which $524 million were in Semiconductor Test, $47 million in System Test, $34 million in Industrial Automation, and $23 million in Wireless Test.

“We closed 2016 with record fourth quarter orders as tester demand for 2017 mobile device production pulled bookings into Q4, automotive device test demand remained strong, and Universal Robots delivered another quarter of record orders,” said CEO and President Mark Jagiela. “For the full year, we grew company revenue 7%, non-GAAP earnings per share 19%, and returned $195 million to shareholders through share repurchases and dividends.

“As we look into 2017, we expect continued steady demand in our core test businesses and greater than 50% growth to continue at Universal Robots. On the capital return front, our proven operating model, strong balance sheet and positive long term outlook support our plan to repurchase a minimum of $200 million of Teradyne shares in 2017 and increase the dividend to $0.07 per quarter.”

Teradyne’s Board of Directors declared a quarterly cash dividend of $0.07 per share, payable on March 20, 2017 to shareholders of record as of the close of business on February 24, 2017.

Guidance for the first quarter of 2017 is revenue of $420 million to $450 million, with GAAP net income of $0.28 to $0.34 per diluted share and non-GAAP net income of $0.33 to $0.40 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization, non-cash convertible debt interest and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the fourth quarter and full year results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, January 26. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude goodwill and intangible asset impairment charges, acquired intangible asset amortization, non-cash convertible debt interest, pension actuarial gains and losses, fair value inventory step-up related to Universal Robots, discrete income tax adjustments, restructuring and other, and a gain from the sale of an equity investment. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes inventory step-up and pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP performance measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2016, Teradyne had revenue of $1.75 billion and currently employs approximately 4,300 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding Teradyne’s future business prospects, results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program, use of proceeds and potential dilution from the senior convertible notes offering and potential borrowings under a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, events, earnings per share, use of cash, payment of dividends, repurchases of common stock, payment of the senior convertible notes or availability of, or borrowing under, the credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, use of cash, dividend payments, repurchases of common stock, payment of the senior convertible notes or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand; development, delivery and acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; unexpected cash needs; insufficient cash flow to make required payments and pay the principal amount on the senior convertible notes; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or borrowing under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Quarterly Report on Form 10-Q for the period ended October 2, 2016. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR FOURTH FISCAL QUARTER OF 2016

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended			Twelve Months Ended
	December 31, 2016	October 2, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net revenues	$379,989	$410,475	$318,444	$1,753,250	$1,639,578
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	160,983	183,116	152,418	793,683	723,935

Gross profit	219,006	227,359	166,026	959,567	915,643

Operating expenses:
Engineering and development (1)	70,052	71,400	70,941	291,025	292,250
Selling and administrative (1)	76,289	78,794	79,718	315,682	306,313
Acquired intangible assets amortization	7,923	8,487	19,911	52,648	69,031
Acquired intangible assets impairment (3)	—	—	—	83,339	—
Goodwill impairment (3)	—	—	—	254,946	—
Restructuring and other (4)	5,570	12,177	5,204	21,942	5,080

Operating expenses	159,834	170,858	175,774	1,019,582	672,674

Income (loss) from operations	59,172	56,501	(9,748)	(60,015)	242,969

Interest and other (5)	(288)	3,180	891	4,955	10,155

Income (loss) before income taxes	58,884	59,681	(8,857)	(55,060)	253,124

Income tax (benefit) provision	(7,461)	(4,113)	(8,216)	(11,639)	46,647

Net income (loss)	$66,345	$63,794	$(641)	$(43,421)	$206,477

Net income (loss) per common share:
Basic	$0.33	$0.32	$(0.00)	$(0.21)	$0.98

Diluted	$0.33	$0.31	$(0.00)	$(0.21)	$0.97

Weighted average common shares—basic	200,810	202,211	205,113	202,578	211,544

Weighted average common shares—diluted	202,947	203,929	205,113	202,578	213,321

Cash dividend declared per common share	$0.06	$0.06	$0.06	$0.24	$0.24

Net orders	$628,284	$378,461	$522,240	$1,867,247	$1,855,515

(1) Pension actuarial (gains) losses included in our operating results were as follows:
	Quarter Ended			Twelve Months Ended
	December 31, 2016	October 2, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Cost of revenues	$(774)	$364	$8,271	$(1,025)	$8,236
Engineering and development	(725)	106	4,658	(1,234)	4,627
Selling and administrative	(502)	192	4,826	(944)	4,869

	$(2,001)	$662	$17,755	$(3,203)	$17,732

(2) Cost of revenues includes:
	Quarter Ended			Twelve Months Ended
	December 31, 2016	October 2, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Provision for excess and obsolete inventory	$2,345	$3,033	$2,393	$17,493	$21,332
Sale of previously written down inventory	(1,924)	(1,794)	(1,196)	(10,037)	(7,855)
Inventory step-up	—	—	—	—	1,567

	$421	$1,239	$1,197	$7,456	$15,044

(3)	Goodwill and acquired intangible assets impairment related to Teradyne's Wireless Test business segment.

(4)	Restructuring and other consists of:

	Quarter Ended			Twelve Months Ended
	December 31, 2016	October 2, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Contingent consideration fair value adjustment	$5,445	$7,974	$5,089	$15,896	$2,489
Employee severance	125	4,203	115	6,046	1,487
Impairment of fixed assets and expenses related to Japan earthquake	—	312	—	5,363	—
Property insurance recovery	—	(312)	—	(5,363)	—
Acquisition costs	—	—	—	—	1,104

	$5,570	$12,177	$5,204	$21,942	$5,080

(5) Interest and other includes:
	Quarter Ended			Twelve Months Ended
	December 31, 2016	October 2, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Non-cash convertible debt interest expense	$642	$—	$—	$642	$—
Gain from the sale of an equity investment	—	—	—	—	(5,406)

	$642	$—	$—	$642	$(5,406)

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	December 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$307,884	$264,705
Marketable securities	871,024	477,696
Accounts receivable	192,444	211,293
Inventories, net	135,958	153,588
Deferred tax assets	—	54,973
Prepayments	108,454	91,519
Other current assets	8,039	6,194

Total current assets	1,623,803	1,259,968

Property, plant and equipment, net	253,821	273,414
Marketable securities	433,843	265,928
Deferred tax assets	107,405	7,404
Other assets	12,165	13,080
Retirement plans assets	7,712	636
Intangible assets, net	100,401	239,831
Goodwill	223,343	488,413

Total assets	$2,762,493	$2,548,674

Liabilities
Accounts payable	$95,362	$92,358
Accrued employees' compensation and withholdings	109,944	113,994
Deferred revenue and customer advances	88,809	85,527
Other accrued liabilities	47,051	43,727
Contingent consideration	1,050	15,500
Accrued income taxes	30,480	21,751

Total current liabilities	372,696	372,857

Retirement plans liabilities	106,938	103,531
Long-term deferred revenue and customer advances	23,463	25,745
Deferred tax liabilities	12,144	26,663
Long-term other accrued liabilities	28,642	32,156
Long-term contingent consideration	37,282	21,936
Long-term debt	352,669	—

Total liabilities	933,834	582,888

Shareholders' equity	1,828,659	1,965,786

Total liabilities and shareholders' equity	$2,762,493	$2,548,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Cash flows from operating activities:
Net income (loss)	$66,345	$(641)	$(43,421)	$206,477
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	16,345	15,650	64,782	68,181
Amortization	8,952	20,433	55,227	72,592
Stock-based compensation	7,738	7,371	30,750	30,451
Contingent consideration adjustment	5,445	5,089	15,896	2,489
Provision for excess and obsolete inventory	2,345	2,393	17,493	21,332
Retirement plans actuarial (gains) losses	(2,001)	17,755	(3,203)	17,732
Deferred taxes	(20,368)	6,849	(62,936)	(7,124)
Tax benefit related to employee stock compensation awards	(2,799)	(1,502)	(6,198)	(4,715)
Goodwill impairment	—	—	254,946	—
Acquired intangible assets impairment	—	—	83,339	—
Impairment of fixed assets	—	—	4,179	—
Property insurance recovery	—	—	(5,363)	—
Non-cash charge for the sale of inventories revalued at the date of acquisition	—	—	—	1,567
Gain from the sale of an equity investment	—	—	—	(5,406)
Other	(597)	(2,580)	(448)	(34)

Changes in operating assets and liabilities, net of business acquired:
Accounts receivable	(27,955)	33,850	17,705	(57,267)
Inventories	(14,338)	(17,817)	34,263	15,559
Prepayments and other assets	(5,924)	(12,495)	(18,882)	3,034
Accounts payable and accrued expenses	42,550	(4,450)	(5,391)	48,213
Deferred revenue and customer advances	(52,683)	10,260	697	17,011
Retirement plans contributions	(819)	(9,097)	(6,690)	(12,095)
Accrued income taxes	14,207	(30,833)	18,434	(5,156)

Net cash provided by operating activities	36,443	40,235	445,179	412,841

Cash flows from investing activities:
Purchases of property, plant and equipment	(19,020)	(23,151)	(85,272)	(89,878)
Purchases of available-for-sale marketable securities	(780,430)	(466,396)	(1,656,267)	(1,424,002)
Proceeds from sales of available-for-sale marketable securities	386,050	472,397	852,794	1,316,131
Proceeds from maturities of available-for-sale marketable securities	41,070	29,901	243,232	360,264
Proceeds from property insurance	—	—	5,051	—
Acquisition of business, net of cash acquired	—	—	—	(282,741)
Proceeds from the sale of an equity investment	—	—	—	5,406
Proceeds from life insurance	—	—	—	1,098

Net cash (used for) provided by investing activities	(372,330)	12,751	(640,462)	(113,722)

Cash flows from financing activities:
Proceeds from long-term debt, net	417,818	—	417,818	—
Issuance of common stock under stock purchase and stock option plans	388	1,385	20,473	19,530
Repurchase of common stock	(61,239)	(73,106)	(146,331)	(299,949)
Dividend payments	(12,071)	(12,279)	(48,619)	(50,713)
Tax benefit related to employee stock compensation awards	2,799	1,502	6,198	4,715
Payment of revolving credit facility costs	—	—	—	(2,253)
Payment of contingent consideration	—	—	(11,697)	—

Net cash provided by (used for) financing activities	347,695	(82,498)	237,842	(328,670)

Effects of exchange rate changes on cash and cash equivalents	(1,861)	—	620	—

Increase (decrease) in cash and cash equivalents	9,947	(29,512)	43,179	(29,551)
Cash and cash equivalents at beginning of period	297,937	294,217	264,705	294,256

Cash and cash equivalents at end of period	$307,884	$264,705	$307,884	$264,705

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	December 31, 2016	% of Net Revenues			October 2, 2016	% of Net Revenues			December 31, 2015	% of Net Revenues
Net revenues	$380.0				$410.5				$318.4

Gross profit - GAAP	$219.0	57.6%			$227.4	55.4%			$166.0	52.1%
Pension mark-to-market adjustments (1)	(0.8)	-0.2%			0.4	0.1%			8.3	2.6%

Gross profit - non-GAAP	$218.2	57.4%			$227.8	55.5%			$174.3	54.7%

Income (loss) from operations - GAAP	$59.2	15.6%			$56.5	13.8%			$(9.7)	-3.0%
Restructuring and other (2)	5.6	1.5%			12.2	3.0%			5.2	1.6%
Acquired intangible assets amortization	7.9	2.1%			8.5	2.1%			19.9	6.3%
Pension mark-to-market adjustments (1)	(2.0)	-0.5%			0.7	0.2%			17.8	5.6%

Income from operations - non-GAAP	$70.7	18.6%			$77.9	19.0%			$33.2	10.4%

			Net Income per Common Share				Net Income per Common Share				Net (Loss) Income per Common Share
	December 31, 2016	% of Net Revenues	Basic	Diluted	October 2, 2016	% of Net Revenues	Basic	Diluted	December 31, 2015	% of Net Revenues	Basic	Diluted
Net income (loss) - GAAP	$66.3	17.4%	$0.33	$0.33	$63.8	15.5%	$0.32	$0.31	$(0.6)	-0.2%	$(0.00)	$(0.00)
Restructuring and other (2)	5.6	1.5%	0.03	0.03	12.2	3.0%	0.06	0.06	5.2	1.6%	0.03	0.03
Acquired intangible assets amortization	7.9	2.1%	0.04	0.04	8.5	2.1%	0.04	0.04	19.9	6.3%	0.10	0.10
Pension mark-to-market adjustments (1)	(2.0)	-0.5%	(0.01)	(0.01)	0.7	0.2%	0.00	0.00	17.8	5.6%	0.09	0.09
Interest and other (4)	0.6	0.2%	0.00	0.00	—	—	—	—	—	—	—	—
Exclude discrete tax adjustments (3)	(16.2)	-4.3%	(0.08)	(0.08)	(10.7)	-2.6%	(0.05)	(0.05)	(6.3)	-2.0%	(0.03)	(0.03)
Tax effect of non-GAAP adjustments	2.4	0.6%	0.01	0.01	(6.8)	-1.7%	(0.03)	(0.03)	(9.9)	-3.1%	(0.05)	(0.05)

Net income - non-GAAP	$64.6	17.0%	$0.32	$0.32	$67.7	16.5%	$0.33	$0.33	$26.1	8.2%	$0.13	$0.13

GAAP and non-GAAP weighted average common shares - basic	200.8				202.2				205.1
GAAP weighted average common shares - diluted	202.9				203.9				205.1
Include dilutive shares	—				—				2.1

Non-GAAP weighted average common shares - diluted	202.9				203.9				207.2

(1) Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:

	Quarter Ended
	December 31, 2016				October 2, 2016				December 31, 2015
Contingent consideration fair value adjustment	$5.4				$8.0				$5.1
Employee severance	0.1				4.2				0.1
Impairment of fixed assets and expenses related to Japan earthquake	—				0.3				—
Property insurance recovery	—				(0.3)				—

	$5.6				$12.2				$5.2

(3)	For the quarters ended December 31, 2016, October 2, 2016 and December 31, 2015, adjustment to exclude discrete income tax items. For the quarters ended December 31, 2016 and October 2, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

(4)	For the quarter ended December 31, 2016, interest and other included non-cash convertible debt interest expense.

	Year Ended
	December 31, 2016	% of Net Revenues			December 31, 2015	% of Net Revenues
Net Revenues	$1,753.3				$1,639.6

Gross profit - GAAP	$959.6	54.7%			$915.6	55.8%
Inventory step-up	—	—			1.6	0.1%
Pension mark-to-market adjustments (1)	(1.0)	-0.1%			8.3	0.5%

Gross profit - non-GAAP	$958.6	54.7%			$925.5	56.4%

(Loss) income from operations - GAAP	$(60.0)	-3.4%			$243.0	14.8%
Goodwill impairment (2)	254.9	14.5%			—	—
Acquired intangible assets impairment (2)	83.3	4.8%			—	—
Acquired intangible assets amortization	52.6	3.0%			69.0	4.2%
Restructuring and other (3)	21.9	1.2%			5.1	0.3%
Pension mark-to-market adjustments (1)	(3.2)	-0.2%			17.7	1.1%
Inventory step-up	—	—			1.6	0.1%

Income from operations non-GAAP	$349.5	19.9%			$336.4	20.5%

	December 31, 2016		Net (Loss) Income per Common Share		December 31, 2015	% of Net Revenues	Net Income per Common Share
		% of Net Revenues	Basic	Diluted			Basic	Diluted
Net (loss) income - GAAP	$(43.4)	-2.5%	$(0.21)	$(0.21)	$206.5	12.6%	$0.98	$0.97
Goodwill impairment (2)	254.9	14.5%	1.26	1.25	—	—	—	—
Acquired intangible assets impairment (2)	83.3	4.8%	0.41	0.41	—	—	—	—
Acquired intangible assets amortization	52.6	3.0%	0.26	0.26	69.0	4.2%	0.33	0.32
Restructuring and other (3)	21.9	1.2%	0.11	0.11	5.1	0.3%	0.02	0.02
Pension mark-to-market adjustments (1)	(3.2)	-0.2%	(0.02)	(0.02)	17.7	1.1%	0.08	0.08
Interest and other (4)	0.6	0.0%	0.00	0.00	(5.4)	-0.3%	(0.03)	(0.03)
Inventory step-up	—	—	—	—	1.6	0.1%	0.01	0.01
Exclude discrete tax adjustments (5)	(4.5)	-0.3%	(0.02)	(0.02)	(4.9)	-0.3%	(0.02)	(0.02)
Tax effect of non-GAAP adjustments	(53.3)	-3.0%	(0.26)	(0.26)	(18.5)	-1.1%	(0.09)	(0.09)

Net income - non-GAAP	$308.9	17.6%	$1.52	$1.51	$271.1	16.5%	$1.28	$1.27

GAAP and non-GAAP weighted average common shares - basic	202.6				211.5
GAAP weighted average common shares - diluted	202.6				213.3
Include dilutive shares	1.8				—

Non-GAAP weighted average common shares - diluted	204.4				213.3

(1)    Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2)    Goodwill and acquired intangible assets impairment related to Teradyne’s Wireless Test business segment.

(3)    Restructuring and other consists of:

	Year Ended
	December 31, 2016				December 31, 2015
Contingent consideration fair value adjustment	$15.9				$2.5
Employee severance	6.0				1.5
Impairment of fixed assets and expenses related to Japan earthquake	5.4				—
Property insurance recovery	(5.4)				—
Acquisition costs	—				1.1

	$21.9				$5.1

(4)	For the year ended December 31, 2016, interest and other included non-cash convertible debt interest expense. For the year ended December 31, 2015, Interest and other included a gain from the sale of an equity investment.

(5)	For the year ended December 31, 2016 and December 31, 2015, adjustment to exclude discrete income tax items. For the year ended December 31, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

GAAP to Non-GAAP Reconciliation of First Quarter 2017 guidance:

GAAP and non-GAAP first quarter revenue guidance:	$420 million	to	$450 million
GAAP net income per diluted share	$0.28		$0.34
Exclude acquired intangible assets amortization	0.04		0.04
Exclude non-cash convertible debt interest	0.02		0.02
Tax effect of non-GAAP adjustments	(0.01)		(0.01)

Non-GAAP net income per diluted share	$0.33		$0.40

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

              Andy Blanchard 978-370-2425

              Vice President of Corporate Relations